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                                                                    EXHIBIT 10.2

                           NOTICE OF ENTIRE AGREEMENT

I. THIS NOTICE OF ENTIRE AGREEMENT, THE DOCUMENTS DESCRIBED ON EXHIBIT A ATTACHED HERETO AND ALL OTHER LOAN PAPERS RELATED THERETO EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH (COLLECTIVELY, THE "CREDIT DOCUMENTS") TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This document may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.

     Each of the undersigned agrees that if any of the foregoing provisions shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

     EXECUTED this 24th day of June, 2002.

                                EVANS SYSTEMS, INC.,
                                a Texas corporation

                                By:
                                   ---------------------------------
                                Name:
                                     -------------------------------
                                Title:
                                      ------------------------------
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                                JPMORGAN CHASE BANK

                                By:
                                   ---------------------------------
                                Name:
                                     -------------------------------
                                Title:
                                      ------------------------------

EXHIBIT A - Credit Documents


                                       2
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                                   EXHIBIT A

1. Promissory Note (the "Note") dated June ____, 2002 executed by EVANS SYSTEMS, INC., a Texas corporation, payable to the order of JPMorgan Chase Bank in the original principal amount of $2,000,000.00

2. Each Credit Document (as such term is defined in the Note) executed prior to or substantially contemporaneously with the Note.